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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 17, 2006

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                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

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            Delaware                   001-11967               11-3170868
(State or other jurisdiction of       (Commission             (IRS Employer
 incorporation or organization)       File Number)         Identification No.)

          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (516) 327-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 2 THROUGH 9 NOT APPLICABLE.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Option Grants to Outside Directors

Pursuant to the terms of the 1999 Stock Option Plan For Outside Directors of Astoria Financial Corporation, (the "Plan"), which was approved by the shareholders of the Company at its Annual Meeting of Shareholders held on May 19, 1999, the following non-statutory stock options were automatically granted on January 17, 2006 to the non-management directors of the Company as follows:

Name                       Title                            Options Granted
----------------------     ----------------------------     ---------------
Andrew M. Burger           Director                              6,000

John J. Conefry, Jr.       Vice Chairman and Director            6,000

Denis J. Connors           Director and Chairman of              6,000
                           the Compensation
                           Committee

Robert J. Conway           Director                              6,000

Thomas J. Donahue          Director and Chairman of              6,000
                           the Audit Committee

Peter C. Haeffner, Jr.     Director                              6,000

Ralph F. Palleschi         Director, Chairman of the             6,000
                           Nominating and Corporate
                           Governance Committee, and
                           Presiding Director

Thomas V. Powderly         Director                              6,000

Leo J. Waters              Director                              6,000

The options granted have an exercise price per share of $29.79, the fair market value of the Company's Common Stock on the date of grant, a 10 year term and are exercisable upon grant. The options were otherwise granted on terms set forth in the Plan, as amended.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASTORIA FINANCIAL CORPORATION


                                        By:  /s/ Peter J. Cunningham.
                                             -----------------------------------
                                             Peter J. Cunningham
                                             First Vice President and
                                             Director of Investor Relations

Dated: January 18, 2006

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